Issues Related to Maxus Entities	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Issues Related to Maxus Entities
32.	ISSUES RELATED TO MAXUS ENTITIES
32.a) Legal proceedings
32.a.1) Introduction
At the time of its acquisition by YPF in 1996, Maxus Energy Corporation (“Maxus”) and certain of its subsidiaries (including Tierra Solutions, Inc. (formerly Chemical Land Holdings) (“TS”), Maxus International Energy Company, Maxus (US) Exploration Company and Gateway Coal Company (collectively, and together with Maxus and TS, the “Maxus Entities” or “Debtors”)), would have certain liabilities related to former operations of a previous Maxus subsidiary, Diamond Shamrock Chemical Company (“Chemicals”). In 1986, Maxus sold Chemicals to Occidental Chemical Corporation (“Occidental”), and in connection with that sale agreed to indemnify Chemicals and Occidental from and against certain liabilities relating to the business or activities of Chemicals prior to September 4, 1986, including environmental liabilities relating to chemical plants and waste disposal sites used by Chemicals prior to that date. Mainly as a result of such indemnity obligation, Maxus, directly or through its subsidiaries, has been involved in various administrative and judicial proceedings of an environmental and contractual nature in the United States, to collect a monetary claims for such liabilities, as described in Note 32.a.2).
In June 2016, the Debtors filed voluntary petitions under Chapter 11 of the Bankruptcy Code of the United States (“United States Bankruptcy Code”) with the United States Bankruptcy Court of the District of Delaware (“Bankruptcy Court”), which had the effect of staying such proceedings and claims, as described in Note 32.a.3). In December 2016, as part of this reorganization process, the Debtors filed their proposed plan of liquidation (“Liquidation Plan”) under the United States Bankruptcy Code. In March 2017 the Debtors and the Creditors Committee of the Debtors (“Creditors Committee”) filed their alternative proposed plan of liquidation (“Alternative Plan”) under the United States Bankruptcy Code, which contemplated the creation of a liquidating trust (“Liquidating Trust”). The Bankruptcy Court approved the Alternative Plan in May 2017, which became effective in July 2017.
In June 2018, the Liquidating Trust filed a lawsuit with the Bankruptcy Court against YPF, several of its subsidiaries and other companies non-related
to YPF, claiming alleged damages in an amount up to US$ 14,000 million, on the basis of allegations of fraudulent transfers and alter ego liability of YPF in connection with corporate restructuring transactions. Throughout the 1990s and 2000s decades, YPF carried out certain restructurings of its international operations, including companies that currently make up the Debtors’ group, which were carried out in the ordinary course with the legitimate objective of achieving greater efficiencies in the management of the Group’s international operations. For its part, the Liquidating Trust alleges that (i) these restructuring transactions constitute fraudulent transfers for which YPF is liable and (ii) YPF is an alter ego of the Debtors and is responsible for all of their liabilities, including the environmental liabilities described in
Note 32.a.2.i).
YPF rejected these allegations made by the Liquidating Trust for considering them without merit and is defending itself in a proceeding that is still ongoing as of the date of these financial statements, as described in Note 32.a.4). YPF, and, together with the other companies of the Group that are part of this claim, will continue defending itself in compliance with applicable legal procedures and available defenses.
32.a.2) Background to the Reorganization Process of the Maxus Entities under the United States Bankruptcy Code
As described in Note 32.b), following the petition filed by the Debtors with the Bankruptcy Court under the United States Bankruptcy Code in June 2016, YPF Holdings is no longer able to exercise its power over such entities to significantly influence on their operations and results. As a result, the disclosure made in this Note 32.a.2) about events subsequent to the filing date under Chapter 11 of the United States Bankruptcy Code, is derived solely from information published by the competent authorities cited in this Note, mainly the United States Environmental Protection Agency (
Environmental Protection Agency
or “EPA”). Therefore, due to the inherent limitations of the aforementioned loss of control, the Company cannot guarantee the completeness and accuracy of such updates.
32.a.2.i) Environmental administrative matters
In 1986 at the time of selling Chemicals to Occidental, TS (then known as Chemical Land Holdings, Inc.) owned a chemical plant located on Lister Avenue in Newark, New Jersey, on the banks of the Passaic River. The plant allegedly discharged chemicals that contaminated the area surrounding the plant (“Lister Site”), the Passaic River and Newark Bay. After the sale and up to the date the Debtors filed the petition for reorganization with the Bankruptcy Court in June 2016, the plant continued to be owned by TS, one of the Debtors. Occidental alleges that under the sale agreement, Maxus would have made itself liable to indemnify Occidental for all environmental liabilities related to the Lister Site, the Passaic River and the Newark Bay that may be Chemicals´ or Occidental´s responsibility. Throughout the 1990s and subsequently, the EPA, the New Jersey Department of Environmental Protection (“
Department of Environmental Protection
” or “DEP”), and the National Oceanic and Atmospheric Administration (“NOAA”) initiated several administrative proceedings against Occidental, the Debtors, and various other entities in connection with the study and remediation of environmental liabilities located at the Lister Site, the Passaic River, and Newark Bay. As described below, some of these administrative proceedings are still ongoing and, to the extent that the authorities determine that Occidental and/or the Debtors are liable under these administrative proceedings, such determination of liability could affect the calculation of damages claimed by the Liquidating Trust for fraudulent transfers and alter ego in the litigation described in Note 32.a.4).

•	Feasibility Study and 2016 ROD for the environmental remediation of the lower 8.3 miles of the Passaic River
On June 2007, the EPA released a draft Focused Feasibility Study, which outlined several alternatives for remedial action in the lower 8.3 miles of the Passaic River. On April 11, 2014 the EPA published a new draft feasibility study containing 4 remediation alternatives analyzed by the EPA, as well as the estimate of the cost of each alternative.
On March 4, 2016, the EPA issued the 2016 ROD choosing the alternative to request the dredging and backfilling of 4.3 million cubic yards and placement of an engineered cap (a physical barrier constructed primarily of sand and stone) as a remedy to address the contaminated sediments. The 2016 ROD estimated that the cost of these remediation works would amount to US$
1,382
million. In the 2016 ROD the EPA stated that the whole project would take approximately 11 years, including 1 year for negotiations among potentially responsible parties, 3 to 4 years for project design and 6 years for its implementation.
On March 31, 2016, the EPA notified more than 100 potentially responsible parties, including Occidental, of the liabilities relating to the 8.3 miles area of the Passaic River relating to the 2016 ROD. In the same notice the EPA stated that it expected Occidental (who had filed claims against Maxus under the indemnity agreement in the pending litigation in New Jersey (see Note 32.a.2.ii)) to prepare the remediation plan design.
In September 2016, the EPA and Occidental entered into an agreement for Occidental to perform the design of the cleanup plan of the lower 8.3 miles of the Passaic River as per the 2016 ROD and under the EPA oversight. As of the date of these consolidated financial statements, Occidental continues with the design process.

•	Removal Action Next to Lister Site
In June 2008 the EPA, Occidental, and TS entered into an administrative order of consent, pursuant to which TS, on behalf of Occidental, under the indemnity agreement, would undertake a removal action of sediment from the Passaic River in the vicinity of the Chemicals plant located on Lister Avenue in Newark, New Jersey. This action resulted in the removal of 200,000 cubic yards of sediment, which was to be carried out in 2 different phases. The first phase, which commenced in July 2011 and was substantially completed in 2012. The EPA conducted a site inspection in January 2013, and TS received confirmation of completion in March 2013. The second phase has not yet been initiated and in the 2016 ROD, the EPA indicated that it would be integrated into the design of the remediation plan for the lower 8.3 miles of the Passaic River mentioned above.
•	Feasibility study for the lower 17 miles of the Passaic River and the 2021 ROD for the upper 9 miles of the Passaic River
In July 2019, the Feasibility Study/Remedial Investigation (“FS/RI”) for the lower 17 miles of the Passaic River (of which the 8.3 miles described in the previous section are part of), and the EPA preliminarily approved such FS/RI subject to review and approval of the bioaccumulation model. According to the EPA, the bioaccumulation model should be finalized and submitted to a peer review process. Meanwhile, on September 28, 2021, the EPA issued a new 2021 ROD that provided interim actions for the remaining 9 miles of the Passaic River (i.e., the 9 miles of the Passaic River upstream of the lower 8.3 miles mentioned above). The work under the 2021 ROD is expected to involve a combination of dredging and capping to control the dioxin and other hazardous substances, at an estimated cost of $441 million. The EPA has indicated that a final ROD should be issued for the lower 17 miles of the Passaic River, which may require remediation work beyond the work described in the 2016 ROD for the lower 8.3 miles and the 2021 ROD for the remaining 9 miles of the Passaic River.

•	Feasibility study for the Newark Bay
The FS/RI to evaluate remediation alternatives in the Newark Bay and parts of the Hackensack, Arthur Kill and Kill van Kull rivers remain pending.

•	Other environmental proceedings
Other environmental matters for which it is alleged that the Debtors and/or Occidental could be liable, and which consequently could impact the calculation of damages claimed by the Liquidating Trust under the legal proceedings described in Note 32.a.4), include liabilities arising from: (a) a ferrous chromate processing plant in Kearny, New Jersey; (b) the “Standard Chlorine Chemical Company Superfund Site”; (c) a ferrous chromate processing plant in Painesville, Ohio; (d) certain removals of contaminants located in Greens Bayou; (e) the “Milwaukee Solvay Coke & Gas site” located in Milwaukee, Wisconsin; (f) the “Black Leaf Chemical Site,” “Tuscaloosa Site,” “Malone Services Site” and “Central Chemical Company Superfund Site” (Hagerstown, Maryland); and (g) the remediation action in Mile 10.9.
32.a.2.ii) Legal proceedings in the courts of New Jersey for the Passaic River
In relation to the alleged contamination in the lower stretch of the Passaic River, Newark Bay, other nearby waterways and surrounding areas, in 2005, the DEP sued Maxus, TS, YPF Holdings, YPF International, YPF, Repsol and several companies, including Occidental seeking remediation of natural resources damages and punitive damages and other matters. The defendants made responsive pleadings and filings.
In 2007 Occidental filed cross-claims alleging that under Chemicals’ sale agreement, Maxus would be liable to indemnify Occidental for the damages that the DEP claimed from Occidental, and that YPF and Repsol were also liable for such damages as they had received fraudulent transfers from Maxus and/or were Maxus’ alter ego. The defendants rejected these allegations and asserted appropriate defenses.
In July and August 2011, the New Jersey Court ruled over motions for partial summary judgments filed by the DEP and Occidental, concluding that (i) the discharge of hazardous substances by Chemicals had been proven, and (ii) TS had Spill Act liability to the State of New Jersey based on (a) the current ownership of the Lister Site and (b) that Maxus had the liability to indemnify Occidental.
In 2013 the DEP entered into a proposed settlement agreement with YPF, YPF International, YPF Holdings, Maxus and TS (“Settlement Agreement”). The proposal of the Settlement Agreement, which did not imply endorsement of facts or rights and presented only for conciliatory purposes, was subject to an approval process, publication, comment period and approval by the New Jersey Court. According to the terms of the Settlement Agreement, the DEP would agree to release certain claims related with environmental liabilities within a geographic area of the Passaic River initiated against YPF, YPF International, YPF Holdings, Maxus and TS, naming YPF, YPF International, YPF Holdings, Maxus, TS and other participants in the litigation a limited liability of up to US$ 400 million, if they are found responsible. In return, Maxus would make cash payment of US$ 65 million at the time of approval of the Settlement Agreement.
Simultaneously, Repsol reached a settlement agreement with the DEP, agreeing to pay US$ 65 million.
In 2013, the New Jersey Court approved the Settlement Agreement and, on February 10, 2014, in compliance with the Settlement Agreement, Maxus made a deposit of US$ 65 million.
On December 16, 2014, the New Jersey Court approved the settlement agreement whereby the DEP agreed to settle all claims against Occidental related to the environmental liabilities within a specific geographical area of the Passaic River, in consideration for the payment of US$ 190 million and a sum amounting up to US$ 400 million to reimburse the State of New Jersey in the event it is required to pay a percentage of the costs for future remedial actions in accordance with the United States Federal Comprehensive Environmental Response, Compensation and Liability Act.
Following the signing of the aforementioned settlement and compromise agreements, the cross-claims between the defendants (Occidental, Maxus, TS, YPF International, YPF Holdings, YPF and Repsol) were pending resolution by the New Jersey Court.
Depositions of approximately 40 witnesses relating to such claims took place between December 2014 and October 2015. In late 2015, the parties filed several motions for early summary judgment. On January 14, 2016, such motions were ruled by means of non-binding
opinions issued by the Special Master, which were confirmed by the New Jersey Court on April 5, 2016.
These opinions, among others:

•	Denied YPF’s motion requesting that summary judgment be granted to YPF in connection with Occidental’s alter ego claims.

•
Determined that under Chemicals’ sale agreement, Maxus was responsible to indemnify Occidental for the entirety of Occidental’s environmental liabilities at the Lister Site, notwithstanding any Occidental conduct, but that Occidental would have to prove the reasonableness of the US$190 million it had agreed to pay to the DEP in order to pass that cost on to Maxus.

•
Granted Repsol’s motion requesting that summary judgment be granted to Repsol in connection with the alter ego claims brought by Occidental. This decision in favor of Repsol was reversed by the Superior Court of New
Jersey – Appellate Division on December 27, 2021.

On April 5, 2016, the New Jersey Court set June 20, 2016 as the trial date. However, all litigation against Maxus and YPF has been stayed as of June 17, 2016, when Maxus, TS and other affiliated companies filed a voluntary petition of the reorganization process under Chapter 11 with the Delaware Bankruptcy Court, as described in Note 32.a.3).
On June 28, 2016, at Occidental’s request, the New Jersey Court transferred the venue of the remaining claims in the Passaic River Litigation from the New Jersey Court to the Delaware Bankruptcy Court. On November 15, 2016, at Repsol’s request, the Delaware Bankruptcy Court remanded certain cross-claims between Repsol and Occidental to the New Jersey Court. After several rulings issued by the New Jersey Court and appeals filed by the two parties, such claims are still pending before the New Jersey Court.
32.a.3) Reorganization Process under Chapter 11 of the United States Bankruptcy Code
On June 17, 2016, voluntary petitions under Chapter 11 of the United States Bankruptcy Code were filed with the United States Bankruptcy Court by the Debtors and subsidiaries of YPF Holdings. In this context, the Debtors entered into an agreement with YPF, YPF Holdings, CLH Holdings Inc. (“CLH Holdings”), YPF International and YPF Services USA Corp (“YPF Services”), together the “YPF Entities,” to settle all of the Debtors’ claims against the YPF Entities, including any alter ego claims which, in the YPF Entities’ opinion, have no merit (“2016 Agreement”).
The 2016 Agreement provided for: (i) the granting of a year-long loan by YPF Holdings for an amount of up to US$ 63.1 million (“DIP Loan”) to finance the Debtors’ activities during a bankruptcy case, and (ii) a payment of US$ 130 million to the Debtors (“Settlement Payment”) for a release of all claims that the Debtors might have against the YPF Entities.
The first hearing corresponding to the filing under the United States Bankruptcy Code took place on June 20, 2016. At that hearing, the Bankruptcy Court approved, among other things, the Debtors’ motions under the DIP Loan to continue as “debtors in possession,” regarding their day-to-day
operations, including the Debtors’ use of the system for fund management, administration, payment of salaries and benefits to retired employees.
On December 29, 2016, the Debtors filed with the Bankruptcy Court their proposed Liquidation Plan under the United States Bankruptcy Code. The Plan foresaw a US$ 130 million Settlement Payment under the 2016 Agreement and provided that if the 2016 Agreement was approved, portions of the US$ 130 million Settlement Payment would be deposited into (i) a liquidating trust for distribution to creditors and (ii) an environmental response trust for use in remediation. Moreover, if the Liquidation Plan were approved, the 2016 Agreement with the Debtors would likely be confirmed and the claims against the YPF Entities, including the alter-ego
claims, would be settled and released in exchange for the US$ 130 million Settlement Payment.
The Liquidation Plan, however, provided for certain contingencies should the Bankruptcy Court not approve the 2016 Agreement. In that scenario, the Debtors’ claims against YPF Entities, including the alter-ego
claims or piercing the corporate veil, would be transferred into a liquidating trust.
On March 28, 2017, the Debtors and the Creditors Committee submitted the Alternative Plan, which did not include the 2016 Agreement with the YPF Entities.
Under the Alternative Plan, the Liquidating Trust may submit alter ego claims and any other claim belonging to the insolvent’s estate against the Company and the YPF Entities. The Liquidating Trust would be financed by Occidental in its capacity as creditor of the Debtors. As such Alternative Plan did not contemplate the implementation of the originally submitted 2016 Agreement, on April 10, 2017 YPF Holdings sent a Note giving notice that this situation constituted an event of default under the DPI Loan. By the approval of the financing offered by Occidental under the Alternative Plan, the Bankruptcy Court ordered the return of the outstanding amounts (US$ 12 million) under the terms of the DIP Loan, which were subsequently received by YPF Holdings.
On May 22, 2017, the Bankruptcy Court issued an order confirming the Alternative Plan submitted by the Creditors Committee and the Debtors, which became effective as of July 14, 2017. Through the Alternative Plan the Liquidating Trust was created, which brought in 2018 the complaint referred to in Note 32.a.4) hereafter.
32.a.4) Claim of the Liquidating Trust
On June 14, 2018, the Liquidating Trust filed a lawsuit against YPF, YPF Holdings, CLH Holdings, YPF International and other companies non-related
to YPF (Repsol Exploración, S.A., Repsol USA Holdings Corp, Repsol E&P USA, Inc., Repsol Offshore E&P USA, Inc., Repsol E&P T&T Limited, and Repsol Services Co. (collectively “Repsol”)) before the Bankruptcy Court, claiming alleged damages of up to US$14 billion, on the basis of allegations of fraudulent transfers and liability of YPF as Maxus´ alter ego (“Claim”). As described above, throughout the 1990s and 2000s decades, YPF conducted several restructuring operations of its international operations, including companies that today make up the Debtors’ group, which were carried out in the ordinary course with the legitimate objective of achieving greater efficiencies in the management of the Group’s international operations. For its part, the Liquidating Trust alleges that (i) these restructuring transactions constitute fraudulent transfers for which YPF is liable and (ii) YPF should be treated as an alter ego of the Debtors and be held responsible for all of the Debtors’ liabilities, including the environmental liabilities described in Note 32.a.2.i). Consequently, YPF rejected such allegations of the Liquidating Trust, and, together with the other companies of the Group that are part of the Claim, filed a motion to dismiss the Claim (“Motion to Dismiss”).
Between October 19, 2018 and January 22, 2019, several procedural actions were completed in connection with the Motion to Dismiss. Similarly, during that period, Repsol also filed a motion requesting that the Bankruptcy Court dismiss the Claim. On February 15, 2019, the Bankruptcy Court ruled to dismiss both motions.
On March 1, 2019, YPF, together with the other companies of the Group that are part to the Claim, filed an appeal to the resolution dated February 15, 2019, rejecting the Motion to Dismiss. The appeal was denied by the Delaware District Court on September 12, 2019 and the parties proceeded to the discovery process.
While the aforementioned appeal was being heard, on April 1, 2019, both YPF on one hand, together with the other companies of the Group that are part of the Claim, and Repsol on the other hand, answered the complaint initiated by the Liquidating Trust.
Within the framework of the Claim, during 2019 and 2020, court activity focused on (i) the filing of motions to withdraw the reference, the purpose of which is to have a matter handled by a bankruptcy court be transferred to an ordinary court of the respective district, (ii) the discovery process, (iii) the filing of a motion to disqualify to the attorneys of the Liquidating Trust, and (iv) the definition of procedural stages.
Concerning the motions to withdraw the reference, on June 7, 2019, Repsol filed its motion to withdraw the reference, and YPF, together with the other companies of the Group that are parties to the Claim, filed their motion in the same sense on June 11, 2019.
On March 23, 2020, the District Court for the District of Delaware rejected the motion to withdraw the reference raised by Repsol, as well as the one raised by YPF together with the other companies of the Group that are part of the Claim.
With regard to the discovery process, the judicial activity mainly included processes related to the definition of the documentary and testimonial evidence to be produced in the process. YPF, together with the other companies of the Group that are part of the Claim, on the one part, and the Liquidating Trust, on the other, requested and challenged, respectively, in different motions, the inclusion of evidence, including the evidence produced in the Passaic River trial mentioned in Note 32.a.2.ii), which was dismissed by the Bankruptcy Court hearing the case, the evidence in the possession of Occidental and its subsidiaries, witness interrogatories and other means of evidence.
On December 19, 2020, YPF, together with the other companies of the Group that are part of the Claim, filed a Motion to Disqualify White & Case LLP as legal representatives of the Liquidating Trust. The motion is based on the Company’s understanding that White & Case LLP might be prevented from acting in such capacity by virtue of conflicts of interest arising from the incorporation to the firm of attorney-at-law
Jessica Boelter, former partner of the firm Sidley Austin LLP and member of the team of attorneys that advised YPF and the other companies of the Group that are part of the Claim in this process.
On April 6, 2021, the Bankruptcy Court denied the motion for disqualification filed by YPF and the other companies of the Group that are part of the Claim. On July 30, 2021, at the request of YPF and the other companies of the Group that are parties to the Claim, the Third Circuit Court of Appeals authorized such parties to present an appeal against the decision of the Bankruptcy Court rejecting the disqualification motion.
On October 20, 2021, YPF together with the other companies of the Group that are part of the Claim, filed the grounds to the appeal on the dismissal of the motion for disqualification before the Federal Court of Appeals for the Third Circuit.
On December 3, 2021, the Liquidating Trust filed its brief in opposition to the appeal filed by YPF and the other Class companies that are parties to the Claim. On January 7, 2022, YPF together with the other companies of the Group that are part of the Claim, filed its reply brief. As of the date of these consolidated financial statements, the Court of Appeals for the Third Circuit has not established a date for the oral arguments.
In relation to the procedural steps, the discovery process was substantially concluded on October 21, 2021. The latest schedule approved by the Bankruptcy Court provided that the expert discovery would conclude on February 18, 2022, a deadline that was postponed until April 8, 2022, for certain actions. In turn, the timeline provides that motions for summary judgment to be fully substantiated by June 8, 2022, and that a hearing for oral arguments on the motions for summary judgment will be held on June 13, 2022.
As of the date of these consolidated financial statements, no date has been set for the Trial. The Trial schedule may be extended or modified by the Bankruptcy Court.
As the process moves forward and given the complexity of the claims and the evidence that may be produced by the parties, the Company will continue analyzing the status of the case and its potential impact on the Group’s results and financial position.
The Company, together with the other companies of the Group that are part of the Claim, will continue defending itself in compliance with applicable legal procedures and available defenses.
32.b) Accounting matters
In connection with the petition filed with the Bankruptcy Court under the United States Bankruptcy Code by the Maxus Entities on June 17, 2016, as described in Note 32.a.2), the Management of the Company considered this an event that required reconsideration of whether the consolidation of such Entities remained appropriate. In order to carry out this analysis, the Company followed the guidelines established in IFRS 10 “Consolidated Financial Statements” to reassess whether it maintained control over the activities of the Maxus Entities. This analysis, in accordance with IAS 8, was complemented by the criteria set forth in the United States Standard ASC 810 published by the FASB, the principles of which are consistent with IFRS 10, but addresses in more detail the issues related to the consolidation of entities that file a reorganization proceeding under the United States Bankruptcy Code.
Generally, when an entity files a petition under the United States Bankruptcy Code, shareholders do not maintain the ability to exercise the power to make decisions that have a significant impact on the economic performance of the business of entities because that power is usually subject to Bankruptcy Court approval.
The petition filed by the Maxus Entities under the United States Bankruptcy Code had relevant effects on the rights of YPF Holdings as a shareholder of these Entities, because creditors of the bankruptcy process (the “Creditors”) replaced the shareholders in their legal capacity to file derivative suits against the directors on behalf of the Entities for breach of the Debtors’ fiduciary obligations, since the Creditors would be the main beneficiaries in any increase in value of these Entities. However, at the time of the voluntary filing of the reorganization process under the United States Bankruptcy Code, it should be noted that YPF Holdings retained its right to designate directors of the Maxus Entities through shareholders’ meetings, unless the Bankruptcy Court orders otherwise. In addition, the bankruptcy cases filed with the United States Bankruptcy Court also affected the responsibilities and functions of the board of directors and management of each of the respective Maxus Entities. Each of the Maxus Entities had become a “debtor in possession” and, in accordance with the United States Bankruptcy Code, remained in possession of its property and, subject to certain limitations, was authorized to carry out its normal operations, unless the United States Bankruptcy Court ordered otherwise. Even so, during the United States Bankruptcy Code’s Chapter 11 cases, the directors of the Debtors do not have absolute discretion, since any decision outside the ordinary course of business of the Debtors will be subject to the approval of the United States Bankruptcy Court.
Likewise, on November 8, 2016, the Maxus Entities amended their by-laws
in order to give greater discretion to the independent directors.
In view of the foregoing, due to the petition filed with the United States Bankruptcy Court, the Company understands that it is no longer able to exercise its power over such Entities to significantly influence on the Maxus Entities’ operations and results, a necessary condition established by IFRS 10 to establish the existence of an effective financial control and therefore, on June 17, 2016, it proceeded to deconsolidate the investments of the Maxus Entities.